UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2006

CLEAR CHOICE FINANCIAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-120428	33-1080880
(Commission File Number)	(IRS Employer Identification No.)

3231 S. Country Club Way, Suite 102, Tempe, Arizona	85282
(Address of Principal Executive Offices)	(Zip Code)

(480) 820-9766

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 28, 2006 the Company, Bay, and the Shareholders entered into Amendment No. 2 to the Stock Purchase Agreement (the “Amendment”) pursuant to which the outstanding principal and interest under the Notes would be deducted from the cash portion of the purchase price being paid by the Company at the closing of the transactions contemplated by the Stock Purchase Agreement. In addition the Amendment reflects the extension of the expiration date of the agreement from April 30, 2006 to May 31, 2006.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Amendment No. 2 to Stock Purchase Agreement dated April 28, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHOICE FINANCIAL, INC.
(Registrant)

Date: May 1, 2006	By: /s/ Darren R. Dierich
Darren R. Dierich
Chief Financial Officer